UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
4300 North First Street
San Jose, CA 95134
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) at 10:00 a.m. Pacific Time on Wednesday, June 10, 2020. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2020. As of April 15, 2020, the record date for the 2020 Annual Meeting, there were 96,578,662 shares of common stock issued and outstanding. A quorum of 89,959,082 shares of common stock was present or represented at the 2020 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting were approved. Those matters were as follows:

1.	Stockholders elected seven (7) directors to serve until the earlier of the 2021 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTE
Patrick Gallagher	75,341,255	447,658	14,170,169
Patrick Harshman	73,368,084	2,420,829	14,170,169
Deborah L. Clifford	75,341,543	447,370	14,170,169
David Krall	73,279,513	2,509,400	14,170,169
Mitzi Reaugh	74,939,349	849,564	14,170,169
Susan G. Swenson	74,146,229	1,642,684	14,170,169
Nikos Theodosopoulos	75,370,217	418,696	14,170,169

2.	Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
74,813,367	868,987	106,559	14,170,169

3.	Stockholders approved an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
75,342,479	352,877	93,557	14,170,169

4.	Stockholders approved an amendment to the Company’s 1995 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
63,307,725	12,011,754	469,434	14,170,169

5.	Stockholders ratified the appointment of Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

FOR	AGAINST	ABSTAIN
89,346,568	247,389	365,125

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARMONIC INC.

Date:	June 12, 2020

By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

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